American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2050 Portfolio
October 31, 2024

One Choice Blend+ 2050 Portfolio - Schedule of Investments
OCTOBER 31, 2024 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 56.6%
Avantis U.S. Equity Fund G Class	477,153	8,703,269
Avantis U.S. Small Cap Value Fund G Class	45,015	783,711
Focused Dynamic Growth Fund G Class(2)	86,257	5,769,708
Focused Large Cap Value Fund G Class	520,014	5,798,157
Heritage Fund G Class	46,358	1,407,896
Mid Cap Value Fund G Class	82,654	1,393,550
Small Cap Growth Fund G Class(2)	32,615	770,378
		24,626,669
International Equity Funds — 25.7%
Avantis Emerging Markets Equity Fund G Class	87,006	1,075,392
Avantis International Equity Fund G Class	257,607	3,186,595
Emerging Markets Fund G Class	135,941	1,606,828
Focused International Growth Fund G Class	99,776	1,756,056
Global Real Estate Fund G Class	77,449	1,075,761
International Small-Mid Cap Fund G Class	69,044	707,009
Non-U.S. Intrinsic Value Fund G Class	180,396	1,764,271
		11,171,912
Domestic Fixed Income Funds — 12.9%
Avantis Core Fixed Income Fund G Class	503,322	4,202,736
High Income Fund G Class	120,734	1,047,972
Inflation-Adjusted Bond Fund G Class	34,739	370,314
		5,621,022
International Fixed Income Funds — 4.8%
Emerging Markets Debt Fund G Class	61,284	547,269
Global Bond Fund G Class	173,603	1,532,916
		2,080,185
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $36,599,932)		43,499,788
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$43,499,788

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2024 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$8,399	$257	$162	$209	$8,703	477	$7	—
Avantis U.S. Small Cap Value Fund	800	18	—	(34)	784	45	—	—
Focused Dynamic Growth Fund(3)	5,493	192	208	293	5,770	86	12	—
Focused Large Cap Value Fund	5,667	105	138	164	5,798	520	2	$38
Heritage Fund	1,305	16	3	90	1,408	46	—	—
Mid Cap Value Fund	1,391	9	18	12	1,394	83	(1)	9
Small Cap Growth Fund(3)	767	1	—	2	770	33	—	—
Avantis Emerging Markets Equity Fund	1,007	46	—	22	1,075	87	—	—
Avantis International Equity Fund	3,091	131	—	(35)	3,187	258	—	—
Emerging Markets Fund	1,503	63	1	42	1,607	136	—	—
Focused International Growth Fund	1,693	72	—	(9)	1,756	100	—	—
Global Real Estate Fund	1,050	—	40	66	1,076	77	(2)	—
International Small-Mid Cap Fund	713	16	—	(22)	707	69	—	—
Non-U.S. Intrinsic Value Fund	1,741	63	—	(40)	1,764	180	—	—
Avantis Core Fixed Income Fund	3,998	264	23	(36)	4,203	503	(2)	48
High Income Fund	1,007	35	—	6	1,048	121	—	18
Inflation-Adjusted Bond Fund	363	5	—	2	370	35	—	—
Emerging Markets Debt Fund	536	7	—	4	547	61	—	8
Global Bond Fund	1,474	47	—	12	1,533	174	—	—
	$41,998	$1,347	$593	$748	$43,500	3,091	$16	$121
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.